                                                                  Exhibit 31.1

                        NAVISTAR FINANCIAL CORPORATION
                               AND SUBSIDIARIES

CERTIFICATIONS

I, Pamela Turbeville, certify that:

   1. I  have  reviewed  this  quarterly  report  on  Form  10-Q  of  Navistar
      Financial  Corporation,  subsidiary  of  International  Truck and Engine
      Corporation;

   2. Based  on  my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such  statements  were made, not  misleading  with respect to the period covered by this report;

   3. Based on my knowledge,  the financial  statements,  and other  financial information  included in this  report,  fairly  present in all  material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

   4. The  registrant's  other  certifying  officer and I are  responsible for establishing  and  maintaining  disclosure  controls and  procedures (as
      defined  in  Exchange  Act  Rules   13a-15(e)  and  15d-15(e))  for  the
      registrant and have:
         a) Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant,  including  its  consolidated  subsidiaries,  is  made known to us by others within those entities,  particularly  during the period in which this report is being prepared;
         b) Evaluated  the   effectiveness  of  the  registrant's   disclosure
            controls  and   procedures   and  presented  in  this  report  our
            conclusions  about the  effectiveness  of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by  this report based on such evaluation; and
         c) Disclosed in this report any change in the  registrant's  internal control  over  financial  reporting  (as defined in  Exchange  Act
            Rules   13a-15(f)  and   15d-15(f))   that  occurred   during  the
            registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has
            materially  affected,   or  is  reasonably  likely  to  materially
            affect,   the   registrant's   internal   control  over  financial
            reporting; and

   5. The registrant's  other certifying  officer and I have disclosed,  based on our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors  and the audit  committee  of registrant's  board of directors (or persons  performing  the equivalent functions):
         a) All  significant  deficiencies  and  material  weaknesses  in  the design or operation of internal  control over financial  reporting which are reasonably  likely to adversely  affect the registrant's ability to record, process, summarize and report information; and
         b) Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal controls over financial reporting.

Date June 9, 2004

/s/Pamela Turbeville
   Pamela Turbeville
   (Principal Executive Officer)